-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 28, 2001


                    Structured Asset Securities Corporation
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


               Delaware                              333-35026-08                           74-2440850
      ---------------------------                    ------------                        ----------------
      State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           Of Incorporation)                         File Number)                        Identification No.)



           200 Vesey Street
          New York, New York                                                                  10285
          ------------------                                                                  --------
    (Address of Principal Executive                                                          (Zip Code)
               Offices)


                        Registrant's telephone number, including area code: (212) 526-5594


                                   No Change
           ---------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


         Item 5.  Other Events.(1)
                  ------------

                  Filed concurrently herewith under Form SE are certain revised materials (the "Computational Materials") to those filed by the Registrant on Form 8-K on February 28, 2001, furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-3A, Class 1-A1, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1, Class 2-A3, Class 2-A4, Class 2-A5, Class B1, Class B2, Class B3 and Class R Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement dated February 22, 2001 and a Prospectus dated January 26, 2001 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-35026) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

                  The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning each underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

                  Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


------------------
1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1              Computational Materials. (P)

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STRUCTURED ASSET SECURITIES
                                   CORPORATION


                                By:/s/ Stanley Labanowski
                                   ---------------------------------
                                   Name: Stanley Labanowski
                                   Title:  Vice President


Dated:  February 28, 2001

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                     Description                     Page No.
-----------                     -----------                     --------


99.1                            Computational Materials              P

                   Exhibit 99.1 Computational Materials (P)

                     [To be filed on Form SE pursuant to a
                        continuing hardship exemption]